UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WINGSTOP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Wingstop Inc. Annual Meeting of Stockholders Thursday, May 22, 2025 9:00 AM, Central Time Meeting to be held live via the Internet- please visit http://www.proxydocs.com/WING for more details. You must register to attend or participate in the meeting online at www.proxydocs.com/WING For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/WING To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request them. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2025. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On May 22, 2025 For Stockholders of Record as of March 24, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/WING Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Wingstop Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each of the director nominees in Proposal 1 FOR Proposals 2, 3, 4 AND 5 PROPOSAL 1. Elect four Class I directors nominated by the Board of Directors for a term that expires at the 2028 Annual Meeting of Stockholders. 1.01 Krishnan (Kandy) Anand 1.02 David L. Goebel 1.03 Thomas R. Greco 1.04 Michael J. Hislop 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025. 3. Approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. Approve an amendment to the Wingstop Inc. Certificate of Incorporation to declassify the Board of Directors. 5. Approve an amendment to the Wingstop Inc. Certificate of Incorporation to eliminate supermajority voting provisions. 6. Consider and act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, or recesses thereof.